EXHIBIT 99.1

                   AMENDMENT NO. 4 TO 364-DAY CREDIT AGREEMENT


         AMENDMENT dated as of January 21, 2003 to the 364-Day Credit Agreement dated as of January 24, 2001 (as amended prior to the Amendment Effective Date referred to below, the "AGREEMENT") among GENERAL MILLS, INC. (the "COMPANY"), SALOMON SMITH BARNEY INC., as Syndication Agent, BARCLAYS BANK PLC and BANK OF AMERICA, N.A., as Co-Documentation Agents, the several financial institutions from time to time party thereto (the "BANKS"), and JPMORGAN CHASE BANK, as Administrative Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

Section 1 . DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Agreement shall, after the Amendment Effective Date, refer to the Agreement as amended hereby. The term "NOTE" defined in the Agreement shall be from and after the date hereof the New Notes (as defined below) issued pursuant hereto.

         Section 2. Amendments.

         (a) The definition of Applicable Margin in Section 1.01 is amended to read in full as follows:

         "APPLICABLE MARGIN" means:

                  (i) with respect to Base Rate Loans, 0%; and

                  (ii) with respect to Offshore Rate Loans, the applicable rate per annum set forth in the Pricing Schedule.

         (b) The definition of Co-Documentation Agent in Section 1.01 is amended by replacing "Credit Suisse First Boston" with "Bank of America, N.A.".

         (c) The definition of Fee Letters in Section 1.01 is amended by (i) replacing "and" after "December 21, 2000" with a comma and (ii) inserting "and that certain letter agreement between the Company, J.P. Morgan Securities Inc. and JPMorgan Chase dated December 17, 2002" before the period.

         (d) The following new definition is added to Section 1.01 in its appropriate alphabetical position:

         "PRICING SCHEDULE" means the schedule attached hereto and identified as such.

         (e) The definition of Ratio of Earnings to Fixed Charges in Section
1.01 is amended by changing the date "May 27, 2001" to "May 26, 2002" in the first proviso.

         (f) The definition of Revolving Termination Date in Section 1.01 is amended by changing the date "January 22, 2003" to "January 20, 2004".

         (g) Section 2.09(a) is amended by (i) changing "equal to 0.06% per annum" in the first sentence to "at a rate per annum equal to the applicable Facility Fee Rate set forth in the Pricing Schedule" and (ii) changing the date "March 31, 2001" in the second sentence to "March 31, 2003".

         (h) Article 2 is amended by adding the following new section:

         Section 2.14. OPTIONAL INCREASE IN COMMITMENTS. At any time, if no condition or event which constitutes a Default or an Event of Default shall have occurred and be continuing, the Company may, if it so elects, increase the Aggregate Revolving Commitment, either by designating a financial institution not theretofore a Bank to become a Bank (such designation to be effective only with the prior written consent of the Administrative Agent, which consent will not be unreasonably withheld or delayed), or by agreeing with an existing Bank that such Bank's Revolving Commitment shall be increased. Upon execution and delivery by the Company and such Bank or other financial institution of an instrument in form reasonably satisfactory to the Administrative Agent, such existing Bank shall have a Revolving Commitment as therein set forth or such other financial institution shall become a Bank with a Revolving Commitment as therein set forth and all the rights and obligations of a Bank with such a Revolving Commitment hereunder; provided:

                (a) that the Company shall provide prompt notice of such increase to the Administrative Agent, who shall promptly notify the Banks; and

                (b) that immediately after such increase is made, the Aggregate Revolving Commitment shall not exceed $1,250,000,000.

         Upon any increase in the Aggregate Revolving Commitment pursuant to this Section 2.14, within five Business Days, the Company shall ratably prepay (subject to Section 3.04) each Loan in part, and shall borrow from the new Banks and/or Banks with increased Revolving Commitments, to the extent necessary in order that all outstanding Loans are held by the Banks in proportion to their respective Revolving Commitments after giving effect to such increase, prepayment and borrowing.

         (i) Section 5.14(a) is amended by changing the date "May 27, 2001" to "May 26, 2002".

         (j) Section 5.14(b) is amended by changing the date "November 25, 2001" to "November 24, 2002".

         (k) Section 7.06 is amended by changing the date "May 27, 2001" in the second sentence to "May 26, 2002".

         (l) The Agreement is amended by (i) adding the Pricing Schedule attached hereto and (ii) replacing the existing Schedule 2.01 with the Schedule
2.01 attached hereto.

         Section 3. CHANGES IN COMMITMENTS. With effect from and including the Amendment Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (each, a "NEW BANK") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on Schedule 2.01 attached hereto. On the Amendment Effective Date, any Bank whose Commitment is changed to zero (each, an "EXITING BANK") shall cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of each Exiting Bank shall be due and payable on such date; PROVIDED that the provisions of Sections 3.01, 3.03, 10.04 and 10.05 of the Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.

         Section 4. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 5 of the Agreement will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default will have occurred and be continuing on such date.

         Section 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 1.02. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 6. EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Agent shall have received from each of the Company and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

         (b) the Agent shall have received a duly executed Note for each of the Banks (a "NEW NOTE"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.02(b) of the Agreement;

         (c) The Agent shall have received a certificate signed by a Responsible Officer, dated as of the Amendment Effective Date, stating that:

                  (i) the representations and warranties contained in Article 5 are true and correct on and as of such date, as though made on and as of such date;

                  (ii) no Default or Event of Default exists; and

                  (iii) there has occurred since November 24, 2002, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

         (d) the Agent shall have received an opinion of Elizabeth Wittenberg, Deputy General Counsel of the Company, addressed to the Agents and the Banks, in form and substance satisfactory to the Agent; and

         (e) the Agent shall have received all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

         Upon receipt of its New Note, each Bank (other than a New Bank) shall cancel and return to the Company the Note previously issued to it under the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         GENERAL MILLS, INC.

                         By: /S/ DAVID B. VANBENSCHOTEN
                         -----------------------------------------------------
                         Name: David B. VanBenschoten
                         Title: Vice President, Treasurer

                         JPMORGAN CHASE BANK,
                         as Administrative Agent and as a Bank

                         By: /S/ B.B. WUTHRICH
                         -----------------------------------------------------
                         Name: B.B. Wuthrich
                         Title: Vice President

                         BARCLAYS BANK PLC,
                         as Co-Documentation Agent and as a Bank

                         By: /S/ L. PETER YETMAN
                         -----------------------------------------------------
                         Name: L. Peter Yetman
                         Title: Director

                         BANK OF AMERICA, N.A.,
                         as Co-Documentation Agent and as a Bank

                         By: /S/ DAVID L. CATHERALL
                         -----------------------------------------------------
                         Name: David L. Catherall
                         Title: Vice President

                         CITICORP USA, INC.

                         By: /S/ JOHN W. COONS
                         -----------------------------------------------------
                         Name: John W. Coons
                         Title: Director
                         Citicorp, N.A. - Chicago
                         (312) 876-3270

                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         CHICAGO BRANCH

                         By: /S/ PATRICK MCCUE
                         -----------------------------------------------------
                         Name: Patrick McCue
                         Title: Vice President & Manager

                         BNP PARIBAS

                         By: /S/ PETER LABRIE
                         -----------------------------------------------------
                         Name: Peter Labrie
                         Title: Central Region Manager

                         By: /S/ TIMOTHY DEVANE
                         -----------------------------------------------------
                         Name: Timothy Devane
                         Title: Vice President

                         DEUTSCHE BANK AG, NEW YORK BRANCH

                         By: /S/ WILLIAM W. MCGINTY
                         -----------------------------------------------------
                         Name: William W. McGinty
                         Title: Director

                         By: /S/ THOMAS A. FOLEY
                         -----------------------------------------------------
                         Name: Thomas A. Foley
                         Title: Vice President

                         MERRILL LYNCH BANK USA

                         By: /S/ LOUIS ALDER
                         -----------------------------------------------------
                         Name: Louis Alder
                         Title: Vice President

                         UBS AG, STAMFORD BRANCH

                         By: /S/ PATRICIA O'KIOKI
                         -----------------------------------------------------
                         Name: Patricia O'Kioki
                         Title: Director
                         Banking Products Services

                         By: /S/ LUKE GOLDSWORTHY
                         ---------------------------------------------------
                         Name: Luke Goldsworthy
                         Title: Associate Director
                         Banking Products Services, US

                         CREDIT LYONNAIS, New York Branch

                         By: /S/ LEE E. GREVE
                         -----------------------------------------------------
                         Name: Lee E. Greve
                         Title: First Vice President

                         HSBC BANK USA

                         By: /S/ WILLIAM B. MURRAY
                         -----------------------------------------------------
                         Name: William B. Murray
                         Title: First Vice President

                         SUNTRUST BANK

                         By: /S/ MICHEL A. ODERMATT
                         -----------------------------------------------------
                         Name: Michel A. Odermatt
                         Title: Director

                         U.S. BANK NATIONAL ASSOCIATION

                         By: /S/ KAREN WEATHERS
                         -----------------------------------------------------
                         Name: Karen Weathers
                         Title: Vice President

                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                         By: /S/ JAMES D. HEINZ
                         -----------------------------------------------------
                         Name: James D. Heinz
                         Title: Senior Vice President
                         Wells Fargo Bank, National Association

                         By: /S/ MOLLY S. VAN METRE
                         -----------------------------------------------------
                         Name: Molly s. Van Metre
                         Title: Vice President and Senior Banker
                         Wells Fargo Bank, National Association

                         CREDIT AGRICOLE INDOSUEZ

                         By: /S/ RAYMOND A. FALKENBERG
                         -----------------------------------------------------
                         Name: Raymond A. Falkenberg
                         Title: Vice President
                         Senior Relationship Manager

                         By: /S/ THEODORE D. TICE
                         -----------------------------------------------------
                         Name: Theodore D. Tice
                         Title: Vice President
                         Senior Relationship Manager

                         CREDIT SUISSE FIRST BOSTON,
                         CAYMAN ISLANDS BRANCH

                         By: /S/ KARL STUDER
                         -----------------------------------------------------
                         Name: Karl Studer
                         Title: Director

                         By: /S/ ERIK BOEHMER
                         -----------------------------------------------------
                         Name: Erik Boehmer
                         Title: Assistant Vice President

                         FLEET NATIONAL BANK

                         By: /S/ RAVI KACKER
                         -----------------------------------------------------
                         Name: Ravi Kacker
                         Title: Director

                         KEYBANK NATIONAL ASSOCIATION

                         By: /S/ DAVID J. WECHTER
                         -----------------------------------------------------
                         Name: David J. Wechter
                         Title: Vice President

                         MELLON BANK, N.A.

                         By: /S/ LOUIS E. FLORI
                         -----------------------------------------------------
                         Name: Louis E. Flori
                         Title: Vice President

                         NATIONAL AUSTRALIA BANK LIMITED

                         By: /S/ SCOTT TUHY
                         -----------------------------------------------------
                         Name: Scott Tuhy
                         Title: Vice President

                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "RABOBANK NEDERLAND,"
                         NEW YORK BRANCH

                         By: /S/ EDWARD J. PEYSER
                         -----------------------------------------------------
                         Name: Edward J. Peyser
                         Title: Managing Director

                         By: /S/ BRAD PETERSON
                         -----------------------------------------------------
                         Name: Brad Peterson
                         Title: Executive Director

                         STANDARD CHARTERED BANK

                         By: /S/ ALAN BABCOCK
                         -----------------------------------------------------
                         Name: Alan Babcock
                         Title: Senior Vice President

                         By: /S/ ANDREW Y. NG
                         -----------------------------------------------------
                         Name: Andrew Y. Ng
                         Title: Vice President
                         Standard Chartered Bank NY

                         SUMITOMO MITSUI BANKING
                         CORPORATION

                         By: /S/ PETER KNIGHT
                         -----------------------------------------------------
                         Name: Peter Knight
                         Title: Joint General Manager

                         THE BANK OF NEW YORK

                         By: /S/ JOHN-PAUL MAROTTA
                         -----------------------------------------------------
                         Name: John-Paul Marotta
                         Title: Vice President

                         THE BANK OF NOVA SCOTIA

                         By: /S/ V. GIBSON
                         -----------------------------------------------------
                         Name: V. Gibson
                         Title: Assistant Agent

                                PRICING SCHEDULE


         The "APPLICABLE MARGIN" for Offshore Rate Loans and the "FACILITY FEE RATE" for any day are the respective percentages set forth below based upon the Pricing Level and Utilization that exist on such day:

  ----------------------------- ---------- ----------- ----------- ----------- ----------
  PRICING LEVEL                  LEVEL I    LEVEL II   LEVEL III    LEVEL IV    LEVEL V
  ----------------------------- ---------- ----------- ----------- ----------- ----------
  APPLICABLE MARGIN:
  Revolving Loans:
        Utilization # 50%        0.295%      0.400%      0.525%      0.700%     1.000%
        Utilization > 50%        0.420%      0.525%      0.650%      0.825%     1.125%
  Term Loans:                    0.670%      0.775%      0.900%      1.075%     1.375%
  ----------------------------- ---------- ----------- ----------- ----------- ----------
  FACILITY FEE RATE:             0.080%      0.100%      0.125%      0.175%     0.250%
  ----------------------------- ---------- ----------- ----------- ----------- ----------

         For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

         "LEVEL I" status exists at any date if, at such date, the Company's senior unsecured long-term debt has ratings that are better than or equal to at least two of the following three ratings: (i) A- by S&P and/or (ii) A3 by Moody's and/or (iii) A- by Fitch.

         "LEVEL II" status exists at any date if, at such date, the Company's senior unsecured long-term debt has ratings that are better than or equal to at least two of the following three ratings: (i) BBB+ by S&P and/or (ii) Baa1 by Moody's and/or (iii) BBB+ by Fitch, and Level I status does not exist.

         "LEVEL III" status exists at any date if, at such date, the Company's senior unsecured long-term debt has ratings that are better than or equal to at least two of the following three ratings: (i) BBB by S&P and/or (ii) Baa2 by Moody's and/or (iii) BBB by Fitch, and neither Level I status nor Level II status exists.

         "LEVEL IV" status exists at any date if, at such date, the Company's senior unsecured long-term debt has ratings that are better than or equal to at least two of the following three ratings: (i) BBB- by S&P and/or (ii) Baa3 by Moody's and/or (iii) BBB- by Fitch, and none of Level I status, Level II status and Level III status exists.

         "LEVEL V" status exists at any date if, at such date, no other Pricing Level exists.

         "PRICING LEVEL" refers to the determination of which of Level I status, Level II status, Level III status, Level IV status or Level V status exists at any date.

         "UTILIZATION" means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the

Loans at such date and (ii) the denominator of which is the Aggregate Revolving Commitment at such date. If for any reason any Loans remain outstanding following termination of the Aggregate Revolving Commitment, Utilization shall be deemed to be 100%.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                  SCHEDULE 2.01

                                                               REVOLVING
         BANK                                                  COMMITMENT

JPMorgan Chase Bank                                            $62,375,000
Citibank, N.A.                                                 $62,375,000
Bank of America, N.A.                                          $60,750,000
Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch                 $60,750,000
Barclays Bank PLC                                              $60,750,000
BNP Paribas                                                    $60,750,000
Deutsche Bank AG, New York Branch                              $60,750,000
Merrill Lynch Bank USA                                         $60,750,000
UBS AG, Stamford Branch                                        $60,750,000
Credit Lyonnais                                                $35,000,000
HSBC Bank USA                                                  $35,000,000
SunTrust Bank                                                  $35,000,000
U.S. Bank National Association                                 $35,000,000
Wells Fargo Bank, N.A.                                         $35,000,000
Credit Agricole Indosuez                                       $25,000,000
Credit Suisse First Boston, Cayman Islands Branch              $25,000,000
Fleet Boston Financial                                         $25,000,000
KeyBank National Association                                   $25,000,000
Mellon Bank, N.A.                                              $25,000,000
National Australia Bank Limited                                $25,000,000
Rabobank International New York Branch                         $25,000,000
Standard Chartered Bank                                        $25,000,000
Sumitomo Mitsui Banking Corporation                            $25,000,000
The Bank of New York                                           $25,000,000
The Bank of Nova Scotia                                        $25,000,000
                                                            --------------
                                    Total                   $1,000,000,000

                            BANK ACCESSION AGREEMENT


                  Reference is made to the 364-Day Credit Agreement dated as of January 24, 2001 (as amended, the "AGREEMENT") among GENERAL MILLS, INC. (the "COMPANY"), SALOMON SMITH BARNEY INC., as Syndication Agent, BARCLAYS BANK PLC and BANK OF AMERICA, N.A., as Co-Documentation Agents, the several financial institutions from time to time party thereto (the "BANKS"), and JPMORGAN CHASE BANK, as Administrative Agent (the "AGENT"). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

                  The undersigned is willing to become a Bank under the Agreement and be bound by the terms and conditions of such Agreement. Upon execution and delivery of this Bank Accession Agreement by the parties hereto, the undersigned hereby becomes a Bank thereunder with a Revolving Commitment as set forth in Schedule 1 hereto and all the rights and obligations of a Bank with such a Revolving Commitment thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Bank Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 21st day of January, 2003.



                                                     LEHMAN BROTHERS BANK FSB


                                                     By:  /s/ Francis J. Chang
                                                          --------------------
                                                     Title:  Vice President

Accepted and agreed:

GENERAL MILLS, INC.


By:  /s/David B. VanBenschoten
     -------------------------
Title:  Vice President, Treasurer



JPMORGAN CHASE BANK, as
  Administrative Agent


By:  /s/ B. B. Wuthrich
     ----------------------
Title:  Vice President

                                                                      Schedule 1


                     REVOLVING COMMITMENT AND NOTICE ADDRESS


1.         Name of Bank:            Lehman Brothers Bank FSB
           Notice Address:          745 Seventh Avenue, 6th Floor
                                    New York, NY  10019

           Attention:               Suzanne Flynn
           Telephone:               212-526-3163
           Facsimile:               646-758-2096

2. Revolving Commitment: $39,250,000.00

                            BANK ACCESSION AGREEMENT


                  Reference is made to the 364-Day Credit Agreement dated as of January 24, 2001 (as amended, the "AGREEMENT") among GENERAL MILLS, INC. (the "COMPANY"), SALOMON SMITH BARNEY INC., as Syndication Agent, BARCLAYS BANK PLC and BANK OF AMERICA, N.A., as Co-Documentation Agents, the several financial institutions from time to time party thereto (the "BANKS"), and JPMORGAN CHASE BANK, as Administrative Agent (the "AGENT"). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

                  The undersigned is willing to become a Bank under the Agreement and be bound by the terms and conditions of such Agreement. Upon execution and delivery of this Bank Accession Agreement by the parties hereto, the undersigned hereby becomes a Bank thereunder with a Revolving Commitment as set forth in Schedule 1 hereto and all the rights and obligations of a Bank with such a Revolving Commitment thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Bank Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 21st day of January, 2003.



                                                     MORGAN STANLEY BANK


                                                     By:  /s/Jaap L. Tonckens
                                                          -------------------
                                                     Title:  Vice President

Accepted and agreed:

GENERAL MILLS, INC.


By:  /s/David B. VanBenschoten
     -------------------------
Title:  Vice President, Treasurer



JPMORGAN CHASE BANK, as
  Administrative Agent


By:  /s/ B. B. Wuthrich
     ----------------------
Title:  Vice President

                                                                      Schedule 1


                     REVOLVING COMMITMENT AND NOTICE ADDRESS


1.         Name of Bank:            MORGAN STANLEY BANK
           Notice Address:          1633 Broadway, 25th Floor
                                    New York, NY  10019
                                    -----------------------------
           Attention:               James Morgan
           Telephone:               212-537-1470
           Facsimile:               212-537-1867 / 1866


2. Revolving Commitment: $60,750,000